UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2007
Date of Report (Date of earliest event reported)

LINCOLN GOLD CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-25827	88-0419475
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 350, 885 Dunsmuir Street
Vancouver, British Columbia Canada	V6C 1N5
(Address of principal executive offices)	(Zip Code)

604-688-7377
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Material Definitive Agreement

Grants of Stock Options

We granted options to purchase an aggregate of 2,450,000 shares of common stock to certain officers, directors, employees and consultants of the Company on September 25, 2007, including 2,000,000 options to insiders of the Company as detailed below. All options granted are fully vested. The options are exercisable for a three year term expiring on September 25, 2010 at a price of $0.25 per share. All options have been granted pursuant to and are subject to our 2005 Stock Option Plan.

	Name of Optionee	Number of Options
1.	Paul Saxton, President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director	600,000
2.	James Chapman, Director	300,000
3.	Andrew Bowering, Director	300,000
4.	Andrew F. Milligan, Director	300,000
5.	Jeffrey L. Wilson, Chief Operating Officer and Vice- President, Exploration	500,000
	TOTAL	2,000,000

A form of the option agreements executed between us and each of the optionees are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 24, 2007, we received the resignation of Stephen Chi as a director of the Company effective September 21, 2007. Our board of directors is now comprised of the following individuals:

Board of Directors
1.	Paul Saxton
2.	Andrew Bowering
3.	Andrew Milligan
4.	James Chapman

There was no disagreement between us and Mr. Chi regarding our operations, policies or practices, nor was Mr. Chi removed for cause.

Item 8.01           Other Matters

On September 14, 2007, we issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1 disclosing our acquisition of interests in certain mineral claims that we refer to as the Pine Grove property.

On September 26, 2007, we issued the press release attached to this Current Report on Form 8-K as Exhibit 99.2 disclosing the continued progress of our exploration at La Bufa, Chihuahua, Mexico.

Item 9.01.           Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro forma Financial Information.

Not applicable.

(c)           Shell Company Transaction.

Not applicable.

(d)           Exhibits.

Exhibit	Description

10.1	Form of Stock Option Grant Agreement for option grants to officers and employees under the 2006 Stock Option Plan (1)

10.2	Form of Stock Option Grant Agreement for option grants to directors under the 2006 Stock Option Plan (1)

10.3	Form of Stock Option Grant Agreement for option grants to consultants under the 2006 Stock Option Plan (1)

99.1	Press Release dated September 14, 2007 disclosing the Company’s acquisition of interests in certain mineral claims in the Pine Grove property.(1)

99.2	Press Release dated September 26, 2007 disclosing the continued progress of the Company’s exploration at La Bufa, Chihuahua, Mexico (1)

(1)	Filed as an exhibit to this current report on Form 8-K.

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN GOLD CORPORATION

	By:	/s/ Paul F. Saxton
DATE: September 27, 2007		PAUL F. SAXTON
President and Chief Executive Officer

4.